UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2006 (April 5, 2006)
PRIVATE BUSINESS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027
(Address of principal executive offices)
615-221-8400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Ex-10.1 Second Amendment to Amended and Restated Credit Agreement
Ex-10.2 Term C Loan Note dated April 5, 2006
Ex-10.3 Term D Loan Note dated April 5, 2006
Ex-99.1 Press Release dated April 6, 2006

Item 1.01. Entry into a Material Definitive Agreement.
On April 5, 2006, Private Business, Inc., the registrant (“PBiz”) amended its credit agreement with Bank of America, N.A. (“Bank of America”), originally dated January 19, 2004, as amended and restated on January 23, 2006 and as further amended on February 17, 2006. In this amendment (the “Amendment”), a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference, First Horizon Bank and The Peoples Bank were added as additional term lenders. The Credit Agreement as amended is hereafter referred to as the “Credit Agreement.”
Pursuant to the Amendment, First Horizon Bank provided to PBiz a $1,000,000 term loan facility (the “Term C Loan”) evidenced by a promissory note dated April 5, 2006 (the “Term C Loan Note”) and The Peoples Bank provided to PBiz a $750,000 term loan facility (the “Term D Loan”) evidenced by a promissory note dated April 5, 2006 (the “Term D Loan Note”). A copy of the Term C Loan Note is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference. A copy of the Term D Loan Note is attached hereto as Exhibit 10.3 and incorporated into this Item 1.01 by reference. Both the Term C Loan and the Term D Loan are unsecured.
Interest is payable on the Term C Loan on June 30, 2006. Principal is payable in two installments: (i) $500,000 on July 24, 2006; and (ii) the remaining amount on the maturity date, September 30, 2006. Interest is payable on the Term D Loan on June 30, 2006. The Term D Loan matures on September 30, 2006. Interest accrues on each of the Term C Loan and the Term D Loan at the rate of (i) LIBOR plus 3% or (ii) Bank of America’s prime rate, as selected by PBiz.
This description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, the Term C Loan Note and the Term D Loan Note.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On April 5, 2006, PBiz entered into the Amendment as described in Item 1.01, which text is incorporated into this Item 2.03 by reference.
Item 8.01. Other Events.
On April 6, 2006, PBiz issued a press release announcing the Amendment. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

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Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit
10.1	Second Amendment to Amended and Restated Credit Agreement, dated April 5, 2006 by and among Private Business, Inc., Bank of America, N.A., First Horizon Bank and The Peoples Bank.

10.2	Term C Loan Note dated April 5, 2006 issued by Private Business, Inc. to First Horizon Bank.

10.3	Term D Loan Note dated April 5, 2006 issued by Private Business, Inc. to The Peoples Bank.

99.1	Press Release dated April 6, 2006.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE BUSINESS, INC.
By:	/s/ Michael Berman
	Name:	Michael Berman
	Title:	General Counsel and Secretary

Date: April 6, 2006

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